Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 22, 1996 incorporated by reference in Texaco Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.




                                                             ARTHUR ANDERSEN LLP




New York, N.Y.
August 29, 1996